Commitments and contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies [Abstract]
Commitments and contingencies
4.8 Commitments and contingencies

As at June 30, 2023, guarantees in the amount of CHF 152.2 million (December 31, 2022: CHF 126.1 million) were provided in favor of third parties.
The Swiss On entities form a VAT group and, hence, every entity participating in the group is jointly and severally liable for VAT debt other group participants. Further On group entities participating in central cash pooling are jointly and severally liable for any debit position or outstanding overdraft in connection with them. In that context, gross balances in the amount of CHF 317.2 million have been offset as at June 30, 2023 (December 31, 2022: CHF 202.4 million).
On has signed several new lease contracts, which have not yet commenced as at June 30, 2023, and are therefore not yet recognized on the balance sheet. The total committed future outflow resulting of these lease contracts amounts to:

(CHF in millions)	6/30/2023	12/31/2022

Due < 1 year	14.8	6.6
Due 1 - 5 years	138.1	92.1
Due > 5 years	200.9	184.2
Commitments for future lease obligations	353.8	282.9

The majority of the future lease commitments relate to contracts entered into for new stores and offices in the United States, and new highly-automated warehouses in the U.S. (Atlanta) and Belgium (Beringen). The new warehouse in Atlanta will partially operate starting in 2024 and is expected to be fully operational by 2025, and amounts to CHF 249.0 million
(December 31, 2022: CHF 254.9 million) lease commitment. The associated contractual commitments and investments made by the lessor on the new, highly-automated warehouse in Atlanta, U.S. is secured by a bank guarantee in the amount of USD 133 million and collateralized by an uncommitted credit facility for USD 133 million that is secured by CHF 125.4 million cash and cash equivalents, refer to 4.1 Net cash and cash equivalents. The new warehouse in Belgium will partially operate starting in 2024 and is expected to be fully operational by 2026, and amounts to CHF 99.5 million lease commitment. The Company also has a CHF 2.3 million future obligation to purchase equipment as a result of this contract. The associated contractual commitments and investments made by the lessor on the new, highly-automated warehouse in Belgium is secured by a bank guarantee in the amount of EUR 30.0 million and collateralized by an uncommitted credit facility for EUR 30.0 million that is secured by CHF 32.6 million cash and cash equivalents, refer to 4.1 Net cash and cash equivalents.